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[LOGO OF FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. APPEARS HERE]


            FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
            Financial & Statistical Supplement -Operating Results (unaudited) (Dollars in thousands, except per share data)

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                                                YTD 2000      Q-2 00       Q-1 00       YTD 1999      Q-4 99
                                                --------      ------       ------       --------      ------
Revenues
--------
Investment banking:
  Underwriting                                 $  11,711    $   1,205    $  10,506     $  22,642    $   6,200
  Corporate finance                               14,931        8,741        6,190        22,541       11,820
  Investment income                                  -            -            -           3,853        1,690
Institutional brokerage:
  Principal transactions                          18,789       12,788        6,001        22,058        4,472
  Agency commissions                              10,303        4,627        5,676        14,988        5,048
Asset management:
  Base management fees                             4,380        2,206        2,174         9,409        2,379
  Incentive income                                44,452        7,849       36,603        35,903       35,298
  Net investment income (loss)                       868        3,768       (2,900)       (3,196)      (1,870)
Interest, dividends and other                      4,345        2,352        1,993        10,768        2,559
                                               ---------    ---------    ---------     ---------    ---------
     Total revenues                              109,779       43,536       66,243       138,966       67,596
                                               ---------    ---------    ---------     ---------    ---------

Expenses
--------
Compensation and benefits                         71,432       25,209       46,223        98,424       45,759
Business development & professional services       9,008        4,391        4,617        23,582        5,418
Clearing and brokerage fees                        3,106        1,539        1,567         4,693        1,386
Occupancy & equipment                              4,696        2,373        2,323         6,674        1,952
Communications                                     2,448        1,267        1,181         4,323        1,240
Interest expense                                     541          319          222         1,323          163
Other operating expenses                           3,927        2,373        1,554         6,918        1,482
                                               ---------    ---------    ---------     ---------    ---------
     Total expenses                               95,158       37,471       57,687       145,937       57,400
                                               ---------    ---------    ---------     ---------    ---------

Net income (loss) before taxes                    14,621        6,065        8,556        (6,971)      10,196
                                               ---------    ---------    ---------     ---------    ---------

Provision for income taxes                         2,924          785        2,139           -            -

Net income (loss)                              $  11,697    $   5,280    $   6,417     $  (6,971)   $  10,196
                                               =========    =========    =========     =========    =========

Net income (loss) before taxes
    as a percentage of revenue                      13.3%        13.9%        12.9%         -5.0%        15.1%

ROE (annualized)                                    11.9%        10.5%        13.3%         -3.7%        22.7%

Total shareholders' equity                     $ 203,637    $ 203,637    $ 198,063     $ 188,969    $ 188,969

Basic earnings (loss) per share                $    0.24    $    0.11    $    0.13     $   (0.14)   $    0.21
Diluted earnings (loss) per share              $    0.23    $    0.11    $    0.12     $   (0.14)   $    0.21

Ending shares outstanding (in thousands)          49,204       49,204       49,096        48,961       48,961

Book value per share                           $    4.14    $    4.14    $    4.03     $    3.86    $    3.86

Assets under management (in millions)
-------------------------------------
Managed accounts                               $   131.9    $   131.9    $   114.6     $   180.2    $   180.2
Hedge & offshore funds                             114.3        114.3         98.8         151.6        151.6
Mutual funds                                        56.4         56.4         54.7          66.1         66.1
Private equity & venture capital                   697.4        697.4        661.7         480.9        480.9
                                               ---------    ---------    ---------     ---------    ---------
     Total                                     $ 1,000.0    $ 1,000.0    $   929.8     $   878.8    $   878.8
                                               =========    =========    =========     =========    =========

Employee count                                       392          392          390           390          390
                                               =========    =========    =========     =========    =========

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                                                 Q-3 99         Q-2 99        Q-1 99
                                             -------------- -------------- ---------------
Revenues
--------
Investment banking:
  Underwriting                                 $   4,026    $   9,245    $   3,171
  Corporate finance                                2,024        5,820        2,877
  Investment income                                   15        2,148          -
Institutional brokerage:
  Principal transactions                           4,721        6,804        6,061
  Agency commissions                               3,372        3,749        2,819
Asset management:
  Base management fees                             2,714        2,052        2,264
  Incentive income                                    62          470           73
  Net investment income (loss)                   (10,572)       6,985        2,261
Interest, dividends and other                      2,560        3,106        2,543
                                               ---------    ---------    ---------
     Total revenues                                8,922       40,379       22,069
                                               ---------    ---------    ---------

Expenses
--------
Compensation and benefits                         16,318       22,109       14,238
Business development & professional services       9,662        5,908        2,594
Clearing and brokerage fees                        1,098        1,195        1,014
Occupancy & equipment                              1,738        1,422        1,562
Communications                                     1,246          913          924
Interest expense                                     159          494          507
Other operating expenses                           1,762        2,489        1,185
                                               ---------    ---------    ---------
     Total expenses                               31,983       34,530       22,024
                                               ---------    ---------    ---------

Net income (loss) before taxes                   (23,061)       5,849           45
                                               ---------    ---------    ---------

Provision for income taxes                           -            -            -

Net income (loss)                              $ (23,061)   $   5,849    $      45
                                               =========    =========    =========

Net income (loss) before taxes
    as a percentage of revenue                    -258.5%        14.5%         0.2%

ROE (annualized)                                   -51.4%        12.8%         0.1%

Total shareholders' equity                     $ 170,922    $ 187,852    $ 176,876

Basic earnings (loss) per share                $   (0.47)   $    0.12    $    0.00
Diluted earnings (loss) per share              $   (0.47)   $    0.12    $    0.00

Ending shares outstanding (in thousands)          48,882       48,882       48,733

Book value per share                           $    3.50    $    3.84    $    3.63

Assets under management (in millions)
-------------------------------------
Managed accounts                               $   200.5    $   212.5    $   229.4
Hedge & offshore funds                             177.1        212.4        194.7
Mutual funds                                        78.1         91.6         95.9
Private equity & venture capital                   329.6        295.7        152.9
                                               ---------    ---------    ---------
     Total                                     $   785.3    $   812.2    $   672.9
                                               =========    =========    =========

Employee count                                       390          350          349
                                               =========    =========    =========
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